Exhibit 10.11

FIRST AMENDMENT TO STANDARD INDUSTRIAL/COMMERCIAL

SINGLE - TENANT LEASE – NET

THIS FIRST AMENDMENT TO STANDARD INDUSTRIAL/COMMERCIAL SINGLE - TENANT LEASE — NET (this “Amendment”), dated August 6, 2009, is made by and between PCCP DJ ORTHO, LLC, a Delaware limited liability company (“Lessor”) and AUTOGENOMICS, INC., a Delaware corporation (“Lessee”).

Recitals

A.	Lessor and Lessee are parties to that certain Standard Industrial/Commercial Single – Tenant Lease — Net, dated February 12, 2009 (the “Lease”), for the premises located at 2980 Scott Street, in the City of Vista, County of San Diego, California, as more particularly described in the Lease (the “Premises”). All capitalized terms used and not otherwise defined herein shall have the same definitions ascribed to such terms in the Lease.

B.	Lessor and Lessee wish to amend the Lease to, among other things, provide for a revised plan for the New Parking Facilities.

Agreements

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee, intending to be legally bound, hereby agree as follows:

1. Revised New Parking Facilities. Section 55(a) and (b) of the Addendum to Lease is hereby deleted in its entirety and replaced with the following:

“(a) Lessor’s Parking Facilities. Lessor shall construct additional parking facilities substantially as depicted on Exhibit A and in accordance with the occupancy plan submitted by Lessee as reflected in Exhibit B attached hereto and approved by the City of Vista (the “New Parking Facilities”). After the New Parking Facilities are completed, Lessor covenants that Lessee shall have access to at least 251 parking stalls at the Premises (it being understood, for clarity’s sake, that Lessor is not obligated to provide more than 251 stalls). Lessor will use commercially reasonable efforts to complete the construction on or before December 31, 2009 (the “Target Delivery Date”) and will, beginning on September 30, 2009, provide quarterly updates to Lessee during the construction period on the progress of the New Parking Facilities. If Lessor is unable to complete the New Parking Facilities by the Target Delivery Date and such delay is not caused by events of Force Majeure or Lessee interference, and Lessor remains unable to complete the New Parking Facilities by January 31, 2010, then commencing February 1, 2010. Lessor shall be responsible for a penalty of $1,000 per day (the “Late Delivery Payment”) for each delay in completion of the New Parking Facilities. At Lessor’s election, Lessor shall (i) credit the Late Delivery Penalty against payments of Base Rent next due and payable by Lessee or (ii) pay the Late Delivery Penalty to Lessee within thirty (30) days of completion of the New Parking Facilities. The costs associated with the New

Parking Facilities shall be borne by Lessor, except that Lessee shall contribute the sum of Twenty Five Thousand Dollars ($25,000) (“Lessee Contribution”) towards the construction costs. Lessee shall repay that debt in equal monthly installments of $245.10 until paid in full. Each such installment shall be paid with monthly installments of Base Rent, commencing September 1, 2010. In the event Lessee exercises its Option pursuant to Section 56 of the Addendum, any unpaid portion of Lessee Contribution shall be paid at the Closing. Lessor agrees to use commercially reasonable efforts to coordinate its construction of the New Parking Facilities with its contractor and Lessee so as to maintain during the parking construction period parking stalls for use by Lessee in accordance with the following schedule:

DATE	PARKING STALLS
August 1, 2009 to November 30, 2009	50
December 1, 2009 to January 31, 2010	110
February 1, 2010 to August 1, 2010 (FULL OCCUPANCY)	251

(b) Escrow of Construction Funds. In connection with the construction of the New Parking Facilities, Lessor hereby agrees to deposit with First American Title Insurance Company, 5 First American Way, Santa Ana, California 92707, Attention: Ms. Kathleen Huntsman, Senior Escrow Officer (the “Escrow Agent”) an amount equal to 105% of the estimated costs of completing the New Parking Facilities to complete the New Parking Facilities (the “Parking Facilities Funds”). The Parking Facilities Funds shall be delivered to Escrow Agent at least ten (10) days prior to the commencement of construction, anticipated to be August 5, 2009.”

2. Representations and Warranties of Lessee. Lessee hereby certifies, represents and warrants to Lessor as follows: (a) Lessee has not assigned, sublet, encumbered, transferred or conveyed all or any portion of its right, title or interest in or to the Lease; (b) the Lease is in full force and effect and has not been amended or modified, except as described in this Amendment; (c) to Lessee’s knowledge, Lessor is not in breach or default in the performance of any of its obligations under the Lease, including any maintenance obligations; and (d) Lessee is not in breach or default of any of the terms, covenants and conditions of the Lease.

3. Miscellaneous. The Lease, as modified by this Amendment is the final expression of, and contains the entire agreement between, the parties hereto with respect to the subject matter therein, and the Lease, as modified by this Amendment supersedes all prior agreements, communications or understandings, written or verbal, relating to the subject matter hereof. To the extent that any terms or conditions of this Amendment are inconsistent with any terms or conditions of the Lease, the terms and conditions of this Amendment shall prevail and control. Except as expressly amended or modified in this Amendment, the terms and conditions of the Lease shall remain unchanged and in full force and effect.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Lessor and Lessee have entered into this Amendment as of the date first above written.

LESSOR:	PCCP DJ ORTHO, LLC, a Delaware limited liability company

	By:	PRES-OAKRIDGE BUSINESS PARK L.P., a California limited partnership, its Co-Managing Member

		By:	PRES-VISTA LLC,
a California limited liability company, its General Partner

By:
John W. Fitzgibbon
Co-Managing Member

LESSEE:	AUTOGENOMICS, INC., a Delaware corporation

	By:	/s/ S. Kureshy
	Name:	Saeed Kurehsy
	Its:	V.P. Operations

SECOND AMENDMENT TO STANDARD INDUSTRIAL/COMMERCIAL

SINGLE-TENANT LEASE — NET

THIS SECOND AMENDMENT TO STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE – NET (this “Amendment”) is made this 13th day of August, 2010, by PCCP DJ ORTHO, LLC, a Delaware limited liability company (“Lessor”), and AUTOGENOMICS, INC., a Delaware corporation (“Lessee”).

Recitals

A. Lessor and Lessee entered into that certain Standard Industrial/Commercial Single-Tenant Lease — Net dated February 12, 2009 (the “Original Lease”), by the terms of which Lessee leases from Lessor, and Lessor leases to Lessee, certain premises containing approximately 126,715 square feet of rentable area (the “Premises”) within the office building located at 2980 Scott Street, Vista, California (the “Building”), all as more particularly described in the Lease.

B. Lessor and Lessee entered into that certain First Amendment to Standard Industrial/Commercial Single-Tenant Lease – Net dated August 6, 2009 (the “First Amendment”) pursuant to which, among other things, Lessor agreed to construct additional parking facilities at the Premises (as defined in the First Amendment, the “New Parking Facilities”) and to use commercially reasonable efforts to complete the construction of the New Parking Facilities before December 31, 2009. The Original lease, as modified by the First Amendment, is sometimes referred to herein as the “Lease”.

C. Lessee has alleged that Lessor has failed to comply with its obligations under the Lease including its failure to complete construction of the New Parking Facilities in a timely manner, and Lessor has alleged that Lessee has failed to make certain rent payments under the Lease. In order to resolve disputes over these matters, Lessor and Lessee desire to enter into this Amendment. All capitalized terms used in this Amendment which are not defined herein shall have the meanings given to them in the Lease, unless the context otherwise requires.

Agreements

NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree as follows:

4. Adjustment to Base Rent. The Staged Occupancy Base Rent Schedule set forth in §51(a) of the Original Lease is hereby amended as follows: (A) From August 1, 2009 through and including May 31, 2010, “Total Monthly Base Rent” payable by Lessee shall be deemed to be and shall be $12,800; (B) From June 1, 2010 through and including August 31, 2010, “Total Monthly Base Rent” payable by Lessee shall be deemed to be and shall be $32,800; (C) From and after September 1, 2010, Total Monthly Base Rent shall be as set forth in the chart appearing in §51(a) of the Original Lease.

5. Additional Rent. Lessee owes Lessor the sum of $14,184.50 for Real Property Taxes, Insurance and Operating Expenses, which sum has been prorated to reflect the amended Staged Occupancy Base Rent Schedule set forth in Section 1 (above) and the Original Lease. The parties agree that

Lessee has paid all other rent, taxes, insurance and expenses that it is obligated to pay under the Lease through July 31, 2010.

6. Credits to Lessee’s Rent. Lessor agrees as follows:

(a) Late Delivery Payments. In accordance with §1(a) of the First Amendment, Lessor hereby agrees to credit against the amount of Rent owed by Lessee $1,000.00 per day beginning February 1, 2010 and ending on May 31, 2010 in the amount of $119,000. Lessor and Lessee hereby agree that the payment provided by this §3.1 shall satisfy the Late Delivery Payment obligation created by § 1(a) of the First Amendment.

(b) Additional Credit. Lessor additionally agrees to credit against the amount of Rent owed by Lessee under the Lease the amount of $20,000.00 per month, beginning March 1, 2010 and ending on July 1, 2010 in the amount of $80,000.

(c) Waiver of Lessee Contribution. Lessor agrees that Lessee is not obligated to pay the “Lessee Contribution” of $25,000 as set forth in § 1(a) of the First Amendment.

The net effect of §3.1 and 3.2 is as follows: Lessee has a credit in the amount of $199,000.00 that it may apply to its existing rental obligations of $14,184.50, as set forth in Section 2 above, or to any future Base Rent payments due under the Lease. This credit shall be applied to Lessee’s next due Base Rent obligations until that credit is satisfied.

7. Estoppel Certificates. The parties hereby reaffirm their obligations under Section 16 of the Original Lease as follows:

(a) Each Party (as “Responding Party”) shall within twenty (20) days after written notice from the other Party (the “Requesting Party”) execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current “Estoppel Certificate” form published by the AIR Commercial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

(b) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee shall within ten (10) days after written notice from Lessor deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including but not limited to Lessee’s financial statements for the past 3 years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for purposes herein set forth herein.

8. Improvements by Lessor. Lessor agrees to construct, repair, or complete the construction or repair of, each of the following, as more particularly set forth below:

(a) Pedestrian Bridge. Lessee contends that Lessor is obligated under the Lease to construct a pedestrian bridge to be built at the location and under the plans and specifications indicated on Exhibit A to this Amendment. Lessor disputes that contention, but Lessor hereby agrees that it shall, at its sole cost and expense, construct the requested pedestrian bridge at the location and under the plans and indicated on/attached as Exhibit A, after receiving final approval of plans and specifications for the proposed pedestrian bridge from the City of Vista. Lessor shall work diligently to obtain approval of the City of Vista to the construction of the proposed pedestrian bridge, and

Lessee shall cooperate with Lessor’s efforts (including, without limitation, by promptly approving or providing comments with respect to any requested revisions to plans and/or location of the pedestrian bridge by the City of Vista). Lessor agrees to use commercially reasonable efforts to complete construction of the pedestrian bridge on or before December 31, 2010. If Lessor fails to complete construction of the pedestrian bridge on or before February 1, 2011, Lessor shall be obligated to pay, from and after February 1, 2011 and until completion of the pedestrian bridge, $1,000 per day to Lessee (the “Late Delivery Penalty”). Any such Late Delivery Penalty shall be paid by crediting such Late Delivery Penalty against sums owed by Lessee under the Lease. Payment of the Late Delivery Penalty shall be Lessee’s sole and exclusive remedy for late delivery of completion of the Pedestrian Bridge.

(b) Interior Wall. Lessee has approved Lessor’s construction of an interior wall in the Building, at Lessor’s sole cost and expense, in the location and under the plans and specifications indicated on Exhibit B to this Amendment. Lessor has provided the plans and specifications to the City of Vista and has obtained approval from the City for the construction of the interior wall. Lessor represents and warrants to Lessee that the construction of the interior wall will not result in Lessee’s operations, use or occupancy of the Premises, the Building or the New Parking Facilities being deemed an impermissible use under any and all applicable law.

(c) Trash Enclosure. Lessor agrees to construct, at its sole cost and expense, a trash enclosure at the Premises, at the location indicated on Exhibit C to this Amendment, on or before September 30, 2010.

(d) Roof Repairs. Lessor has entered into and agreed to pay the cost of a contract providing for the maintenance and repair of the roof of the Building for a period of one (1) year from July 1, 2010 to June 30, 2011 for the benefit of Lessee.

(e) Lessee’s Acknowledgement of Lost Parking Spaces. Lessee expressly acknowledges that construction of the (i) Pedestrian Bridge, described in §5.1, in the location indicated on Exhibit A and (ii) the Trash Enclosure, described in §5.3, in the location indicated on Exhibit C, both as requested by Lessee, will result in a loss, in the aggregate, of up to six (6) parking spaces from the New Parking Facilities (the “Lost Parking Spaces”). Lessee agrees that, notwithstanding anything to the contrary in the Lease, First Amendment, or this Amendment, the Lost Parking Spaces are acceptable to Lessee and shall not constitute an Event of Default by Lessor under the Lease, as amended, nor do they give rise to any credit, offset, claim or excuse for Lessee’s obligations under the Lease, as amended.

9. Pedestrian Bridge Holdback Fund. Lessor shall cause an escrow to be established in an amount sufficient to pay the costs of constructing the Pedestrian Bridge and to be used to pay the cost of constructing the Pedestrian Bridge. Lessee shall be a beneficiary of that escrow arrangement.

10. Expiration of Lessee’s Purchase Option. Lessor and Lessee acknowledge that the Option provided to Lessee by §56 of the Lease has expired and is of no further force or effect.

11. Resolution of Defaults and Claims. Lessor and its affiliates hereby waive any prior default by Lessee under the Lease including, without limitation, any default arising from or based on any alleged non-payment of Rent by Lessee. Lessee and its affiliates hereby waive any prior default by Lessor under the Lease including, without limitation, any default arising from or based on any alleged failure to construct the New Parking Facilities in compliance with the Lease. Each of Lessor and Lessee hereby represents and warrants to the other that, to its knowledge, after giving effect to this Amendment, the other party is not in default in the performance of any of its obligations under the Lease.

12. Ratification of Lease. All other terms, covenants and conditions of the Lease and the First Amendment shall remain the same and continue in full force and effect, and shall be deemed unchanged, except as such terms, covenants and conditions of the Lease have been amended or modified by this Amendment and this Amendment shall, by this reference, constitute a part of the Lease.

13. Agreement Binding on Successors. It is agreed that this Amendment, including the rights, benefits, duties and obligations set forth herein, shall be binding upon all successors in interest and assigns of the parties hereto.

14. Miscellaneous. This Amendment set forth the fully integrated agreement of Lessor and Lessee with respect to its subject matter and its meaning shall not be varied by any oral statements. Facsimile, pdf and tif signatures to this Amendment shall be valid as if manually signed. This Amendment may be executed in counterparts, any one of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument.

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IN WITNESS WHEREOF, Lessor and Lessee have respectively affixed their hands and seals to this Amendment as of the day and year first above written.

LESSOR:

PCCP DJ ORTHO, LLC, a Delaware limited liability company

By: PRES-OAKRIDGE BUSINESS PARK L.P., a California limited partnership its Co-Managing Member

By: PRES-VISTA LLC, a California limited liability company its General Partner

By:
	Name:	John W. Fitzgibbon
	Title:	Co-Managing Member

LESSEE:

AUTOGENOMICS, INC., a Delaware corporation

By:
Name:	Saeed Kureshy
Title:	Vice-President, Operations

THIRD AMENDMENT TO STANDARD INDUSTRIAL/COMMERCIAL

SINGLE-TENANT LEASE — NET

THIS THIRD AMENDMENT TO STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE — NET (this “Amendment”) is made this 14th day of March, 2011, by PCCP DJ ORTHO, LLC, a Delaware limited liability company (“Lessor”) and AUTOGENOMICS, INC., a Delaware corporation (“Lessee”).

Recitals

A. Lessor and Lessee entered into that certain Standard Industrial/Commercial Single-Tenant Lease — Net dated February 12, 2009 (the “Original Lease”), by the terms of which Lessee leases from Lessor, and Lessor leases to Lessee, certain premises containing approximately 126,715 square feet of rentable area (the “Premises”) within the office building located at 2980 Scott Street, Vista, California (the “Building”), all as more particularly described in the Lease.

B. Lessor and Lessee entered into that certain First Amendment to Standard Industrial/Commercial Single-Tenant Lease – Net dated August 6, 2009 (the “First Amendment”) pursuant to which, among other things, Lessor agreed to construct additional parking facilities at the Premises (as defined in the First Amendment, the “New Parking Facilities”) and to use commercially reasonable efforts to complete the construction of the New Parking Facilities before December 31, 2009.

C. Subsequently, Lessor and Lessee entered into that certain Second Amendment to Standard Industrial/Commercial Single-Tenant Lease – Net dated August 13, 2010 (the “Second Amendment”) pursuant to which, among other things, the Base Rent payable by Lessee was adjusted, and certain agreements regarding improvements to be constructed by Lessor were memorialized. The Original lease, as modified by the First Amendment and the Second Amendment, is sometimes referred to herein as the “Lease”.

D. Lessee has failed to comply with its obligations under the Lease, including its failure to pay Base Rent and Additional Rent, in an amount equal to $361,068.58, in a timely manner. Lessor subsequently served a Three Day Notice to Pay Rent or Quit upon Lessee (the “Notice to Quit”), in which Notice to Quit demand was made for the unpaid amounts, and Lessor elected to declare the Lease forfeited, if said agreement was not complied with in a timely manner. In order to prevent Lessor from exercising rights with respect to the unpaid amounts, Lessor and Lessee desire to enter into this Amendment. All capitalized terms used in this Amendment which are not defined herein shall have the meanings given to them in the Lease, unless the context otherwise requires.

Agreements

NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree as follows:

1. Reinstatement of the Lease. Lessor hereby withdraws its election to declare the Lease forfeited under the Notice to Quit. Lessor and Lessee hereby agree that the Lease, if ever terminated or forfeited, is hereby reinstated in full force and effect, as if never so terminated or forfeited.

2. Forbearance of Lessor. Through its failure to pay Base Rent and Additional Rent, Lessee currently owes Lessor the amount of $361,068.58 (the “Outstanding Amount”), which Outstanding Amount includes all amounts payable by Lessee to Lessor pursuant to the Lease, including any applicable interest and late charges thereon. Lessee hereby expressly recognizes that the Outstanding Amount represents a default by Lessee under the Lease, pursuant to which Lessor is entitled to exercise various remedies, including, without limitation, termination of the Lease. Notwithstanding said default, Lessor hereby agrees to forbear from exercising remedies and terminating Lessee’s right to possession of the Premises, as set forth in this Amendment, and only if all obligations of Lessee are met as specifically detailed hereunder.

3. Payment of Rent Currently Owed. Lessee hereby agrees that it will pay to Lessor the sum of One Hundred Thousand Dollars ($100,000) upon execution of this Amendment and the balance of the Outstanding Amount, including any additional late charges and or interest which may accrue pursuant to the terms of the Lease up to and including on the date such payment is made, on or before March 31, 2011. Following such payment of the Outstanding Amount, the Base Rent and Additional Rent obligations of Lessee shall resume under the Lease, including the payment of any other such amounts which are otherwise due under the Lease up to and including March 31, 2011.

4. Extension of the Term. Lessor and Lessee hereby agree that the Term, as set forth in Section 1.3 of the Lease, be extended for a period of two (2) years, terminating, as extended, on January 31, 2020 (the “Extended Expiration Date”). The period of time from January 31, 2018 until the Extended Expiration Date is referred to herein as the “Extended Term.”

(a) Base Rent During Extended Term. Lessor and Lessee hereby agree that §51(a) of the Lease, as amended, shall be supplemented to provide the Base Rent for the Extended Term by adding the following two rows to the bottom of the chart displaying the Base Rent Schedule:

February 1, 2018	February 1, 2018 – January 31, 2019	126,715 SF x $1.18 SF/NNN	$149,523.70
February 1, 2019	February 1, 2019 – January 31, 2020	126,715 SF x $1.22 SF/NNN	$154,592.30

5. Limited Release of Lessor and Waiver by Lessee.

(a) Lessee, for itself, and its respective successors, heirs, and assigns, hereby fully, forever and irrevocably releases, discharges and acquits Lessor of and from any and all rights, claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or any relationship, acts, omissions, misfeasance, malfeasance, cause or causes of action, offsets, defenses, debts, sums of money, accounts, compensations, contracts, controversies, promises, damages, costs, losses and expenses of every type, kind, nature, description or character, and irrespective of how, why, or by reason of what facts, whether heretofore or now existing, or that could, might, or may be claimed to exist, of whatever kind or name, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, claimed or unclaimed, whether based on contract, tort, breach of any duty, or other legal or equitable theory of recovery, each as though fully set forth herein at length, but only to the extent that any of the foregoing arise from or out of, are connected with, or relate to any of Lessor’s obligations under the Lease, including, without limitation, Lessor’s obligations under the Lease to construct the New Parking Facilities or the Pedestrian Bridge, as well as any action or inaction of Lessor with respect to Lessor’s obligations under the Lease to construct the New Parking Facilities or the Pedestrian Bridge, it being expressly understood and agreed that Lessee intends to waive, inter alia, any claims arising from or based on any such construction of the New Parking Facilities, the Pedestrian Bridge and any other construction obligation of Lessor under the Lease (collectively a “Released Claim” or the “Released Claims”);

(b) Lessee irrevocably covenants and agrees that it shall forever refrain from initiating, filing, instituting, maintaining, or proceeding upon, or encouraging, advising, or voluntarily assisting any other person or entity to initiate, institute, maintain or proceed upon any Released Claim of any nature whatsoever released herein;

(c) Lessee represents and warrants that it is the owner of and has not assigned, sold, transferred, or otherwise disposed of any of the Released Claims;

(d) Lessee hereby agrees, represents, and warrants that it has the authority and capacity to execute this Amendment;

(e) As further consideration for this Amendment, Lessee, for itself, its successors and its assigns, hereby agrees, represents and warrants that the matters released herein are not limited to matters that are known or disclosed, and Lessee, hereby waives any and all rights and benefits that it now has, or in the future may have, conferred upon it by virtue of the provisions of Section 1542 of the Civil Code of the State of California (or any other statute or common law principles of similar effect), which Section provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF, KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

In this connection, Lessee hereby agrees, represents, and warrants that it realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses that are presently unknown, unanticipated, and unsuspected, and it further agrees, represents, and warrants that Lessee’s release of the Released Claims has been negotiated and agreed upon in light of that realization and that, except as expressly limited above, they nevertheless hereby intend to release, discharge, and acquit Lessor from any such unknown causes of action, claims, demands debts, controversies, damages, costs, losses and expenses that are in any way related to the Released Claims. Lessee understands and acknowledges the significance and consequences of such specific waiver of Section 1542, waives the provisions of such Section upon the advice of its legal counsel, and hereby assumes responsibility for any injury, damage or loss which may hereafter arise in respect to such releases, except as specifically hereinabove provided, although unknown or unanticipated at the time of execution of this Release;

Lessee’s Initials

(f) It is understood and agreed that the acceptance of delivery of the release contained in this Section 4 by Lessor shall not be deemed or construed as an admission of liability by Lessor and Lessor hereby expressly denies liability of any nature whatsoever arising from or related to the subject of the Released Claims;

(g) Lessor hereby agrees, represents, and warrants that it has had advice of counsel of its own choosing in negotiations for and the preparation of this Amendment, including without limitation the provisions of this Section 4, that it has read this Section 4, has had the same read to it by its counsel, that it has had this Section 4 fully explained by such counsel, and that it is fully aware of its content and legal effect. The release contained in this Section 4 may be pleaded as full and complete defense to or be used as the basis for an injunction against any action, suit or other proceeding that may be instituted, prosecuted, or attempted in breach hereof. Lessee expressly agrees that the customary rules of contract interpretation to the effect that ambiguities are to be construed or resolved against the drafting party shall not be employed in the interpretation or construction of this Section 4;

(h) In the event an action if brought arising out of an alleged breach of this Section 4, the prevailing party in said action will be entitled to recover from the breaching party, in addition to any other relief provided by the law, such costs and expenses as may be incurred by the prevailing party, including court costs and attorneys’ fees and disbursements and other costs and expenses, whether taxable or not.

6. Resolution of Lessor’s Defaults. In addition to the foregoing waiver and release by Lessee and as additional consideration for Lessor entering into this Amendment, Lessee and its affiliates hereby waive any prior default (if any) by Lessor under the Lease. Lessee hereby represents and warrants to Lessor that, to its knowledge, after giving effect to this Amendment, Lessor is not in default in the performance of any of its obligations under the Lease, that Lessee possesses no defense under the Lease to the fulfillment of Lessee’s obligations thereunder, and further that each and all construction obligations of Lessor under the Lease have been completed and accepted by Lessee.

7. Ratification of Lease. All other terms, covenants and conditions of the Lease and the First Amendment shall remain the same and continue in full force and effect, and shall be deemed unchanged, except as such terms, covenants and conditions of the Lease have been amended or modified by this Amendment and this Amendment shall, by this reference, constitute a part of the Lease.

8. Agreement Binding on Successors. It is agreed that this Amendment, including the rights, benefits, duties and obligations set forth herein, shall be binding upon all successors in interest and assigns of the parties hereto.

9. Miscellaneous. This Amendment set forth the fully integrated agreement of Lessor and Lessee with respect to its subject matter and its meaning shall not be varied by any oral statements. Facsimile, pdf and tif signatures to this Amendment shall be valid as if manually signed. This Amendment may be executed in counterparts, any one of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument. Time is of the essence with respect to the performance of the obligations by the parties hereto and all other terms set forth herein.

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IN WITNESS WHEREOF, Lessor and Lessee have respectively affixed their hands and seals to this Amendment as of the day and year first above written.

LESSOR:

PCCP DJ ORTHO, LLC, a Delaware limited liability company

By: PRES-OAKRIDGE BUSINESS PARK L.P., a California limited partnership its Co-Managing Member

By: PRES-VISTA LLC,
a California limited liability company its General Partner

By:
	Name:	John W. Fitzgibbon
	Title:	Co-Managing Member

LESSEE:

AUTOGENOMICS, INC., a Delaware corporation

By:
Name:
Title:

FOURTH AMENDMENT TO STANDARD INDUSTRIAL/COMMERCIAL

SINGLE-TENANT LEASE — NET

THIS FOURTH AMENDMENT TO STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE — NET (this “Amendment”) is made this 20th day of May, 2011, by PCCP DJ ORTHO, LLC, a Delaware limited liability company (“Lessor”) and AUTOGENOMICS, INC., a Delaware corporation (“Lessee”).

Recitals

A. Lessor and Lessee entered into that certain Standard Industrial/Commercial Single-Tenant Lease — Net dated February 12, 2009 (the “Original Lease”), by the terms of which Lessee leases from Lessor, and Lessor leases to Lessee, certain premises containing approximately 126,715 square feet of rentable area (the “Premises”) within the office building located at 2980 Scott Street, Vista, California (the “Building”), all as more particularly described in the Lease.

B. Lessor and Lessee entered into that certain First Amendment to Standard Industrial/Commercial Single-Tenant Lease – Net dated August 6, 2009 (the “First Amendment”) pursuant to which, among other things, Lessor agreed to construct additional parking facilities at the Premises (as defined in the First Amendment, the “New Parking Facilities”) and to use commercially reasonable efforts to complete the construction of the New Parking Facilities before December 31, 2009.

C. Subsequently, Lessor and Lessee entered into that certain Second Amendment to Standard Industrial/Commercial Single-Tenant Lease – Net dated August 13, 2010 (the “Second Amendment”) pursuant to which, among other things, the Base Rent payable by Lessee was adjusted, and certain agreements regarding improvements to be constructed by Lessor were memorialized, and that certain Third Amendment to Standard Industrial/Commercial Single-Tenant Lease – Net dated March 24, 2011, pursuant to which, among other things, the Base Rent payable by Lessee was adjusted, and certain waivers by Lessee were memorialized. The Original lease, as modified by the First Amendment, the Second Amendment and the Third Amendment, is sometimes referred to herein as the “Lease”.

D. Lessee has failed to comply with its obligations under the Lease, including its failure to pay Base Rent and Additional Rent, in an amount equal to $623,118.51, in a timely manner. In order to allow Lessee to remain in possession of the Premises, and in exchange for, among other things, the extension of the Term, Lessor and Lessee opted to enter into this Amendment. All capitalized terms used in this Amendment which are not defined herein shall have the meanings given to them in the Lease, unless the context otherwise requires.

Agreements

NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree as follows:

10. Forbearance of Lessor. Through its failure to pay Base Rent and Additional Rent, Lessee currently owes Lessor the amount of $623,118.51 (the “Outstanding Amount”), which Outstanding Amount includes all Base Rent, Additional Rent and interest and late charges thereon now due and payable. Lessee hereby expressly recognizes that the Outstanding Amount represents a default by Lessee under the Lease, pursuant to which Lessor is entitled to exercise various remedies, including, without limitation, termination of the Lease. Notwithstanding said default, Lessor hereby agrees to forbear from exercising remedies and terminating Lessee’s right to possession of the Premises, as set forth in this Amendment, and only if all obligations of Lessee are met as specifically detailed hereunder.

11. Satisfaction of Outstanding Amount. Lessee hereby agrees that it will pay to Lessor the Outstanding Amount, plus any amounts then owing under the Lease by Lessee on the earlier of (1) such date that Lessee closes on its interim financing, or (ii) June 30, 2011.

12. Extension of the Term. Lessor and Lessee hereby agree that the Term, as set forth in Section 1.3 of the Lease, be extended for a period of eighteen (18) months, terminating, as extended, on July 31, 2021.

13. Adjustment of Base Rent. Lessor and Lessee hereby agree that §51(a) of the Lease, as amended, shall be replaced with the following Base Rent Schedule:

June 1, 2011	June 1, 2011 – January 31, 2012	126,715 SF x $0.89 SF/NNN	$112,776
February 1, 2012	February 1, 2012 – January 31, 2013	126,715 SF x $0.94 SF/NNN	$119,112
February 1, 2013	February 1, 2013 – January 31, 2014	126,715 SF x $1.01 SF/NNN	$127,982
February 1, 2014	February 1, 2014 – January 31, 2015	126,715 SF x $1.06 SF/NNN	$134,318
February 1, 2015	February 1, 2015 – January 31, 2016	126,715 SF x $1.12 SF/NNN	$141,921
February 1, 2016	February 1, 2016 – January 31, 2017	126,715 SF x $1.16 SF/NNN	$146,989
February 1, 2017	February 1, 2017 – January 31, 2018	126,715 SF x $1.20 SF/NNN	$152,058
February 1, 2018	February 1, 2018 – January 31, 2019	126,715 SF x $1.23 SF/NNN	$155,859
February 1, 2019	February 1, 2019 – January 31, 2020	126,715 SF x $1.27 SF/NNN	$160,928
February 1, 2020	February 1, 2020 – July 31, 2021	126,715 SF x $131 SF/NNN	$165,997

14. Resolution of Lessor’s Defaults. As additional consideration for Lessor entering into this Amendment, Lessee and its affiliates hereby waive any prior default (if any) by Lessor under the Lease. Lessee hereby represents and warrants to Lessor that, to its knowledge, after giving effect to this Amendment, Lessor is not in default in the performance of any of its obligations under the Lease, that Lessee possesses no defense under the Lease to the fulfillment of Lessee’s obligations thereunder, and further that each and all construction obligations of Lessor under the Lease have been completed and accepted by Lessee.

15. Ratification of Lease. All other terms, covenants and conditions of the Lease and the First Amendment shall remain the same and continue in full force and effect, and shall be deemed unchanged, except as such terms, covenants and conditions of the Lease have been amended or modified by this Amendment and this Amendment shall, by this reference, constitute a part of the Lease.

16. Agreement Binding on Successors. It is agreed that this Amendment, including the rights, benefits, duties and obligations set forth herein, shall be binding upon all successors in interest and assigns of the parties hereto.

17. Miscellaneous. This Amendment set forth the fully integrated agreement of Lessor and Lessee with respect to its subject matter and its meaning shall not be varied by any oral statements. Facsimile, pdf and tif signatures to this Amendment shall be valid as if manually signed. This Amendment may be executed in counterparts, any one of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument. Time is of the essence with respect to the performance of the obligations by the parties hereto and all other terms set forth herein.

[The remainder of this page is intentionally blank.]

IN WITNESS WHEREOF, Lessor and Lessee have respectively affixed their hands and seals to this Amendment as of the day and year first above written.

LESSOR:

PCCP DJ ORTHO, LLC, a Delaware limited liability company

By: PRES-OAKRIDGE BUSINESS PARK L.P., a California limited partnership its Co-Managing Member

	By:	/s/ John W. Fitzgibbon
	Name:	John W. Fitzgibbon
	Title:	Co-Managing Member

LESSEE:

AUTOGENOMICS, INC.,
a Delaware corporation
By:	Thomas V. Hennessey, Jr.
Name:	Thomas V. Hennessey, Jr.
Title:	Chief Operating Officer

FIFTH AMENDMENT TO STANDARD INDUSTRIAL/COMMERCIAL

SINGLE-TENANT LEASE — NET

THIS FIFTH AMENDMENT TO STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE — NET (this “Amendment”) is made this 26th day of July, 2011, by PCCP DJ ORTHO, LLC, a Delaware limited liability company (“Lessor”) and AUTOGENOMICS, INC., a Delaware corporation (“Lessee”).

Recitals

A. Lessor and Lessee entered into that certain Standard Industrial/Commercial Single-Tenant Lease — Net dated February 12, 2009 (the “Original Lease”), by the terms of which Lessee leases from Lessor, and Lessor leases to Lessee, certain premises containing approximately 126,715 square feet of rentable area (the “Premises”) within the office building located at 2980 Scott Street, Vista, California (the “Building”), all as more particularly described in the Lease.

B. Lessor and Lessee entered into that certain First Amendment to Standard Industrial/Commercial Single-Tenant Lease – Net dated August 6, 2009 (the “First Amendment”) pursuant to which, among other things, Lessor agreed to construct additional parking facilities at the Premises.

C. Subsequently, Lessor and Lessee entered into (i) that certain Second Amendment to Standard Industrial/Commercial Single-Tenant Lease – Net dated August 13, 2010 (the “Second Amendment”) pursuant to which, among other things, the Base Rent payable by Lessee was adjusted, and certain agreements regarding improvements to be constructed by Lessor were memorialized, (ii) that certain Third Amendment to Standard Industrial/Commercial Single-Tenant Lease – Net dated March 24, 2011 (the “Third Amendment”), pursuant to which, among other things, the Base Rent payable by Lessee was adjusted, and certain waivers by Lessee were memorialized, and (iii) that certain Fourth Amendment to Standard Industrial/Commercial Single-Tenant Lease – Net dated May 20, 2011 (the “Fourth Amendment”) pursuant to which, among other things, the Base Rent payable by Lessee was adjusted, the Term of the Lease was extended and certain agreements regarding payment of outstanding Rent to be paid by Lessee were memorialized. The Original lease, as modified by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, is sometimes referred to herein as the “Lease”.

D. Lessee has failed to comply with its obligations under the Lease, including its failure to pay Base Rent and Additional Rent, in an amount equal to $762,367.34, in a timely manner. In order to allow Lessee to remain in possession of the Premises, Lessor and Lessee opted to enter into this Amendment. All capitalized terms used in this Amendment which are not defined herein shall have the meanings given to them in the Lease, unless the context otherwise requires.

Agreements

NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree as follows:

18. Forbearance of Lessor. Through its failure to pay Base Rent and Additional Rent, Lessee currently owes Lessor the amount of $762,367.34 (the “Outstanding Amount”), which

Outstanding Amount includes all Base Rent, Additional Rent and interest and late charges thereon now due and payable pursuant to the Lease. Lessee hereby expressly recognizes that the Outstanding Amount represents a default by Lessee under the Lease, pursuant to which Lessor is entitled to exercise various remedies, including, without limitation, termination of the Lease. Notwithstanding said default, Lessor hereby agrees to forbear from exercising remedies and terminating Lessee’s right to possession of the Premises, only if all obligations of Lessee are met in a timely manner as specifically detailed hereunder and Lessee agrees to the amended Base Rent as contemplated herein.

19. Satisfaction of Outstanding Amount. Lessee hereby agrees that it will pay to Lessor the Outstanding Amount in installments of at least $35,000 on the 15th day and last day of each month commencing on July 15, 2011 through October 15, 2011. On October 31, 2011, the full remaining Outstanding Amount shall be paid in full to Lessor. Notwithstanding anything to the contrary contained herein, in the event Lessee receives a capital infusion through its Series E Offering or other capital source, the scheduled payments set forth herein shall be adjusted and increased to $50,000.

20. Rent Generally And Adjustment of Base Rent. Except as provided in Section 2 above with respect to the Outstanding Amount, Lessee remains obligated and shall continue to pay any and all Rent (including, but not limited to, the Base Rent as modified below) as and when required under the Lease and this Amendment. Lessor and Lessee hereby agree that §51(a) of the Lease, as amended, shall be replaced with the following Base Rent Schedule:

Rent Adjustment Date	Term	Monthly Base Rent Calculation	Total Monthly Base Rent Amount
June 1, 2011	June 1, 2011 – January 31, 2012	126,715 SF x $0.89 SF/NNN	$112,776
February 1, 2012	February 1, 2012 – January 31, 2013	126,715 SF x $0.99 SF/NNN	$125,448
February 1, 2013	February 1, 2013 – January 31, 2014	126,715 SF x $1.06 SF/NNN	$134,318
February 1, 2014	February 1, 2014 – January 31, 2015	126,715 SF x $1.11 SF/NNN	$140,654
February 1, 2015	February 1, 2015 – January 31, 2016	126,715 SF x $1.17 SF/NNN	$148,257
February 1, 2016	February 1, 2016 – January 31, 2017	126,715 SF x $1.21 SF/NNN	$153,325
February 1, 2017	February 1, 2017 – January 31, 2018	126,715 SF x $1.25 SF/NNN	$158,394
February 1, 2018	February 1, 2018 – January 31, 2019	126,715 SF x $1.28 SF/NNN	$162,195
February 1, 2019	February 1, 2019 – January 31, 2020	126,715 SF x $1.32 SF/NNN	$167,264
February 1, 2020	February 1, 2020 – July 31, 2021	126,715 SF x $1.36 SF/NNN	$172,332

21. Representations and Warranties of Lessee. As additional consideration for Lessor entering into this Amendment, Lessee and its affiliates hereby waive any prior default (if any) by Lessor under the Lease. Lessee hereby represents and warrants to Lessor that, after giving effect to this Amendment, (i) Lessor is not in default in the performance of any of its obligations under the Lease, (ii) that Lessee possesses no defense under the Lease to the fulfillment of Lessee’s obligations thereunder, and further (iii) that there are no outstanding monetary obligations owed by Lessor to Lessee under the Lease.

22. Ratification of Lease. All other terms, covenants and conditions of the Lease shall remain the same and continue in full force and effect, and shall be deemed unchanged, except as such terms, covenants and conditions of the Lease have been amended or modified by this Amendment and this Amendment shall, by this reference, constitute a part of the Lease.

23. Agreement Binding on Successors. Subject to any restriction on assignment in the Lease, it is agreed that this Amendment, including the rights, benefits, duties and obligations set forth herein, shall be binding upon all successors in interest and assigns of the parties hereto.

24. Miscellaneous. This Amendment and the Lease set forth the fully integrated agreement of Lessor and Lessee with respect to its subject matter and its meaning shall not be varied by any oral statements. Facsimile, pdf and tif signatures to this Amendment shall be valid as if manually signed. This Amendment may be executed in counterparts, any one of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument. Time is of the essence with respect to the performance of the obligations by the parties hereto and all other terms set forth herein.

IN WITNESS WHEREOF, Lessor and Lessee have respectively affixed their hands and seals to this Amendment as of the day and year first above written.

LESSOR:

PCCP DJ ORTHO, LLC, a Delaware limited liability company

By: PRES-OAKRIDGE BUSINESS PARK L.P., a California limited partnership, its Co-Managing Member

By: PRES-VISTA LLC,
a California limited liability company, its General Partner

By:
John W. Fitzgibbon
Co-Managing Member

LESSEE:

AUTOGENOMICS, INC., a Delaware corporation

By:
Name:
Title:

SIXTH AMENDMENT TO STANDARD INDUSTRIAL/COMMERCIAL

SINGLE-TENANT LEASE — NET

THIS SIXTH AMENDMENT TO STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE — NET (this “Amendment”) is made this 1st day of December, 2011, by PCCP DJ ORTHO, LLC, a Delaware limited liability company (“Lessor”) and AUTOGENOMICS, INC., a Delaware corporation (“Lessee”).

Recitals

A. Lessor and Lessee entered into that certain Standard Industrial/Commercial Single-Tenant Lease — Net dated February 12, 2009 (the “Original Lease”), by the terms of which Lessee leases from Lessor, and Lessor leases to Lessee, certain premises containing approximately 126,715 square feet of rentable area (the “Premises”) within the office building located at 2980 Scott Street, Vista, California (the “Building”), all as more particularly described in the Lease.

B. Since the signing of the Original Lease, Lessor and Lessee have entered into that certain First Amendment to Standard Industrial/Commercial Single-Tenant Lease – Net dated August 6, 2009 (the “First Amendment”), that certain Second Amendment to Standard Industrial/Commercial Single-Tenant Lease – Net dated August 13, 2010 (the “Second Amendment”), that certain Third Amendment to Standard Industrial/Commercial Single-Tenant Lease – Net dated March 24, 2011 (the “Third Amendment”), that certain Third Amendment to Standard Industrial/Commercial Single-Tenant Lease - Net dated March 24, 2011 (the “Fourth Amendment”), and that certain Fifth Amendment to Standard Industrial/Commercial Single-Tenant Lease – Net dated March 24, 2011 (the “Fifth Amendment”). The Original lease, as modified by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and the Fifth Amendment is sometimes referred to herein as the “Lease”.

C. Lessee has failed to comply with its obligations under the Lease, including its failure to pay Base Rent and Additional Rent, in an aggregate amount equal to $1,014,805.56, in a timely manner. In order to allow Lessee to remain in possession of the Premises, and in exchange for, among other things, the extension of the Term, Lessor and Lessee opted to enter into this Amendment. All capitalized terms used in this Amendment which are not defined herein shall have the meanings given to them in the Lease, unless the context otherwise requires.

Agreements

NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree as follows:

15. Forbearance of Lessor. Through its failure to pay Base Rent and Additional Rent, Lessee currently owes Lessor the amount of $1,098,405.61 (the “Outstanding Amount”), which Outstanding Amount includes all Base Rent, Additional Rent and interest and late charges thereon now due and payable. Lessee hereby expressly recognizes that the Outstanding Amount represents a default by Lessee under the Lease, pursuant to which Lessor is entitled to exercise various remedies, including, without limitation, termination of the Lease. Notwithstanding said default, Lessor hereby agrees to forbear from exercising remedies and terminating Lessee’s right to possession of the Premises, as set forth in this Amendment, and only if all obligations of Lessee are met as specifically detailed hereunder.

16. Adjustment of Base Rent. Lessor and Lessee hereby agree that §51(a) of the Lease, as amended, shall be replaced with the following Base Rent Schedule (the “Base Rent Schedule”):

June 1, 2011	June 1, 2011 - January 31, 2012	126,715 SF x $0.89 SF/NNN	$112,776.00
February 1, 2012	February 1, 2012 - January 31, 2013	126,715 SF x $1.06 SF/NNN	$134,318.00
February 1, 2013	February 1, 2013 - January 31, 2014	126,715 SF x $1.11 SF/NNN	$140,654.00
February 1, 2014	February 1, 2014 - January 31, 2015	126,715 SF x $1.17 SF/NNN	$148,257.00
February 1, 2015	February 1, 2015 - January 31, 2016	126,715 SF x $1.21 SF/NNN	$153,325.00
February 1, 2016	February 1, 2016 - January 31, 2017	126,715 SF x $1.25 SF/NNN	$158,394.00
February 1, 2017	February 1, 2017 - January 31, 2018	126,715 SF x $1.28 SF/NNN	$162,195.00
February 1, 2018	February 1, 2018 - January 31, 2019	126,715 SF x $1.32 SF/NNN	$167,264.00
February 1, 2019	February 1, 2019 - January 31, 2020	126,715 SF x $1.36 SF/NNN	$172,332.00
February 1, 2020	February 1, 2020 - July 31, 2021	126,715 SF x $1.40 SF/NNN	$177,401.00
February 1, 2021	February 1, 2021 - July 31, 2022	126,715 SF x $1.44 SF/NNN	$182,470.00
February 1, 2022	February 1, 2022 - July 31, 2023	126,715 SF x $1.48 SF/NNN	$187,538.00
February 1, 2023	February 1, 2023 - July 31, 2024	126,715 SF x $1.52 SF/NNN	$192,607.00

17. Alteration of Rent Due. Notwithstanding the Base Rent Schedule provided in §2 hereof, Lessor and Lessee agree that Lessee shall pay $112,776.00 per month on a current basis, as Base Rent (the “Altered Base Rent”), until the earlier of: (a) March 1, 2012, or (b) the date upon which Lessee has successfully raised funds (either through a debt or equity investment or otherwise) equal to or greater than One Million Dollars ($1,000,000.00) (the “Step-Up Date”). This means that the Base Rent to be paid for February of 2012 will remain $134,318 but that the excess of $134,318 over $112,776 (i.e., $21,542) will accrue and not be paid current until the Step-Up Date. Lessee shall give written notice to Lessor of any successful fundraise (whether or not in excess of $1,000,000), and, if requested by Lessor, an authorized officer of Lessee shall certify upon demand as to whether or not Lessee has received a capital infusion whether through debt or equity investment or otherwise.

18. Accrual of Interest on Outstanding Amount. From and after the date hereof, the Outstanding Amount shall accrue interest and fees each as set forth in the Lease, as amended hereby. Any interest or fees so accrued shall be added to and included in the Outstanding Amount for all purposes hereunder.

19. Progress Payment. Lessee hereby agrees that it will pay to Lessor one lump sum payment, in the amount of One Hundred Thousand Dollars ($100,000.00), on or before December 31, 2011 (the “Progress Payment”), to be credited against the Outstanding Amount.

20. Satisfaction of Outstanding Amount. Lessee hereby agrees that it will pay to Lessor the Outstanding Amount, plus any other amounts then owing under the Lease by Lessee, less the Progress Payment received by Lessor, on or before March 1, 2012.

21. Resolution of Lessor’s Defaults. As additional consideration for Lessor entering into this Amendment, Lessee and its affiliates hereby waive any prior default (if any) by Lessor under the Lease. Lessee hereby represents and warrants to Lessor that, to its knowledge, after giving effect to this Amendment, Lessor is not in default in the performance of any of its obligations under the Lease, that Lessee possesses no defense under the Lease to the fulfillment of Lessee’s obligations thereunder, and further that each and all construction obligations of Lessor under the Lease have been completed and accepted by Lessee.

22. Ratification of Lease. All other terms, covenants and conditions of the Lease and the First Amendment shall remain the same and continue in full force and effect, and shall be deemed unchanged, except as such terms, covenants and conditions of the Lease have been amended or modified by this Amendment and this Amendment shall, by this reference, constitute a part of the Lease.

23. Agreement Binding on Successors. It is agreed that this Amendment, including the rights, benefits, duties and obligations set forth herein, shall be binding upon all successors in interest and assigns of the parties hereto.

24. Miscellaneous. This Amendment set forth the fully integrated agreement of Lessor and Lessee with respect to its subject matter and its meaning shall not be varied by any oral statements. Facsimile, pdf and tif signatures to this Amendment shall be valid as if manually signed. This Amendment may be executed in counterparts, any one of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument. Time is of the essence with respect to the performance of the obligations by the parties hereto and all other terms set forth herein.

[The remainder of this page is intentionally blank.]

IN WITNESS WHEREOF, Lessor and Lessee have respectively affixed their hands and seals to this Amendment as of the day and year first above written.

LESSOR:

PCCP DJ ORTHO, LLC, a Delaware limited liability company

By: PRES-OAKRIDGE BUSINESS PARK L.P., a California limited partnership its Co-Managing Member

By: PRES-VISTA LLC, a California limited liability company
its General Partner

	By:	John W. Fitzgibbon
	Name:	John W. Fitzgibbon
	Title:	Co-Managing Member

LESSEE:

AUTOGENOMICS, INC., a Delaware corporation

By:	Thomas V. Hennessey, Jr.
Name:	Thomas V. Hennessey, Jr.
Title:	COO/CFO

SEVENTH AMENDMENT TO STANDARD INDUSTRIAL/COMMERCIAL

SINGLE-TENANT LEASE — NET

THIS SEVENTH AMENDMENT TO STANDARD INDUSTRIAL/ COMMERCIAL SINGLE-TENANT LEASE — NET (this “Amendment”) is made this 30th day of March, 2012, by PCCP DJ ORTHO, LLC, a Delaware limited liability company (“Lessor”) and AUTOGENOMICS, INC., a Delaware corporation (“Lessee”).

Recitals

A. Lessor and Lessee entered into that certain Standard Industrial/Commercial Single-Tenant Lease — Net dated February 12, 2009 (the “Original Lease”), by the terms of which Lessee leases from Lessor, and Lessor leases to Lessee, certain premises containing approximately 126,715 square feet of rentable area (the “Premises”) within the office building located at 2980 Scott Street, Vista, California (the “Building”), all as more particularly described in the Lease.

B. Since the signing of the Original Lease, Lessor and Lessee have entered into that certain First Amendment to Standard Industrial/Commercial Single-Tenant Lease – Net dated August 6, 2009 (the “First Amendment”), that certain Second Amendment to Standard Industrial/Commercial Single-Tenant Lease – Net dated August 13, 2010 (the “Second Amendment”), that certain Third Amendment to Standard Industrial/Commercial Single-Tenant Lease – Net dated March 24, 2011 (the “Third Amendment”), that certain Third Amendment to Standard Industrial/Commercial Single-Tenant Lease – Net dated March 24, 2011 (the “Fourth Amendment”), that certain Fifth Amendment to Standard Industrial/Commercial Single-Tenant Lease – Net dated March 24, 2011 (the “Fifth Amendment”), and that certain Sixth Amendment to Standard Industrial/Commercial Single-Tenant Lease-Net dated December 1, 2011 (the “Sixth Amendment”). The Original lease, as modified by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, and the Sixth Amendment is sometimes referred to herein as the “Lease”.

C. Lessee has failed to comply with its obligations under the Lease, including its failure to pay Base Rent and Additional Rent, in a timely manner. In order to allow Lessee to remain in possession of the Premises, and in exchange for, among other things, the extension of the Term, Lessor and Lessee opted to enter into this Amendment. All capitalized terms used in this Amendment which are not defined herein shall have the meanings given to them in the Lease, unless the context otherwise requires.

Agreements

NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree as follows:

25. Forbearance of Lessor. Through its failure to pay Base Rent and Additional Rent, Lessee currently owes Lessor the amount of $1,547,608.68 as reflected on Exhibit A attached hereto and made a part hereof (the “Outstanding Amount”), which Outstanding Amount includes all Base Rent, Additional Rent and interest and late charges thereon now due and payable. Lessee hereby expressly recognizes that the Outstanding Amount represents a default by Lessee under the Lease, pursuant to which Lessor is entitled to exercise various remedies, including, without limitation, termination of the

Lease. Notwithstanding said default, Lessor hereby agrees to forbear from exercising remedies and terminating Lessee’s right to possession of the Premises, as set forth in this Amendment, and only if all obligations of Lessee are met as specifically detailed hereunder.

26. Extension of Term. The Term of the Lease shall be extended to July 31, 2025.

27. Adjustment of Base Rent. Lessor and Lessee hereby agree that §51(a) of the Lease, as amended shall be replaced with the following Base Rent Schedule (the “Base Rent Schedule”):

February 1, 2012 – January 31, 2013	126,715 SF x $1.06 SF/NNN	$134,318.00
February 1, 2013 – January 31, 2014	126,715 SF x $1.11 SF/NNN	$140,654.00
February 1, 2014 – January 31, 2015	126,715 SF x $1.16 SF/NNN	$146,989.00
February 1, 2015 – January 31, 2016	126,715 SF x $1.22 SF/NNN	$154,592.00
February 1, 2016 – January 31, 2017	126,715 SF x $1.30 SF/NNN	$164,730.00
February 1, 2017 – January 31, 2018	126,715 SF x $1.33 SF/NNN	$168,531.00
February 1, 2018 – January 31, 2019	126,715 SF x $1.37 SF/NNN	$173,600.00
February 1, 2019 – January 31, 2020	126,715 SF x $1.41 SF/NNN	$178,668.00
February 1, 2020 – January 31, 2021	126,715 SF x $1.45 SF/NNN	$183,737.00
February 1, 2021 – January 31, 2022	126,715 SF x $1.45 SF/NNN	$183,737.00
February 1, 2022 – January 31, 2023	126,715 SF x $1.49 SF/NNN	$188,805.00
February 1, 2023 – January 31, 2024	126,715 SF x $1.53 SF/NNN	$193,874.00
February 1, 2024 – January 31, 2025	126,715 SF x $1.58 SF/NNN	$200,210.00
February 1, 2025 – July 31, 2025	126,715 SF x $1.61 SF/NNN	$204,011.00

28. Accrual of Interest on Outstanding Amount. From and after the date hereof, the Outstanding Amount shall accrue interest and fees each as set forth in the Lease, as amended hereby. Any interest or fees so accrued shall be added to and included in the Outstanding Amount for all purposes hereunder.

29. Progress Payment. Lessee hereby agrees that it will pay to Lessor a lump sum payment, in the amount of One Hundred Thousand Dollars ($100,000.00), on or before April 15, 2012 (the “Progress Payment”), to be credited against the Outstanding Amount.

30. Satisfaction of Outstanding Amount. Lessee hereby agrees that it will pay to Lessor the Outstanding Amount, plus any other amounts then owing under the Lease by Lessee, less the Progress Payment received by Lessor, on or before May 31, 2012.

31. Resolution of Lessor’s Defaults. As additional consideration for Lessor entering into this Amendment, Lessee and its affiliates hereby waive any prior default (if any) by Lessor under the Lease. Lessee hereby represents and warrants to Lessor that, to its knowledge, after giving effect to this Amendment, Lessor is not in default in the performance of any of its obligations under the Lease, that Lessee possesses no defense under the Lease to the fulfillment of Lessee’s obligations thereunder, and further that each and all construction obligations of Lessor under the Lease have been completed and accepted by Lessee.

32. Ratification of Lease. All other terms, covenants and conditions of the Lease and the First Amendment shall remain the same and continue in full force and effect, and shall be deemed unchanged, except as such terms, covenants and conditions of the Lease have been amended or modified by this Amendment and this Amendment shall, by this reference, constitute a part of the Lease.

33. Agreement Binding on Successors. It is agreed that this Amendment, including the rights, benefits, duties and obligations set forth herein, shall be binding upon all successors in interest and assigns of the parties hereto.

34. Miscellaneous. This Amendment set forth the fully integrated agreement of Lessor and Lessee with respect to its subject matter and its meaning shall not be varied by any oral statements. Facsimile, pdf and tif signatures to this Amendment shall be valid as if manually signed. This Amendment may be executed in counterparts, any one of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument. Time is of the essence with respect to the performance of the obligations by the parties hereto and all other terms set forth herein.

[The remainder of this page is intentionally blank.]

IN WITNESS WHEREOF, Lessor and Lessee have respectively affixed their hands and seals to this Amendment as of the day and year first above written.

LESSOR:

PCCP DJ ORTHO, LLC, a Delaware limited liability company

By: PRES-OAKRIDGE BUSINESS PARK L.P., a California limited partnership its Co-Managing Member

By: PRES-VISTA LLC,
a California limited liability company
its General Partner

By:
	Name:	John W. Fitzgibbon
	Title:	Co-Managing Member

LESSEE:

AUTOGENOMICS, INC., a Delaware corporation

By:	Thomas V. Hennessey, Jr.
Name:	Thomas V. Hennessey, Jr.
Title:	COO/CFO

EIGHTH AMENDMENT TO STANDARD INDUSTRIAL/COMMERCIAL

SINGLE-TENANT LEASE — NET

THIS EIGHTH AMENDMENT TO STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE — NET (this “Amendment”) is made this 1st day of July, 2012, by PCCP DJ ORTHO, LLC, a Delaware limited liability company (“Lessor”) and AUTOGENOMICS, INC., a Delaware corporation (“Lessee”).

Recitals

A. Lessor and Lessee entered into that certain Standard Industrial/Commercial Single-Tenant Lease — Net dated February 12, 2009 (the “Original Lease”), by the terms of which Lessee leases from Lessor, and Lessor leases to Lessee, certain premises containing approximately 126,715 square feet of rentable area (the “Premises”) within the office building located at 2980 Scott Street, Vista, California (the “Building”), all as more particularly described in the Lease.

B. Since the signing of the Original Lease, Lessor and Lessee have entered into that certain First Amendment to Standard Industrial/Commercial Single-Tenant Lease – Net dated August 6, 2009 (the “First Amendment”), that certain Second Amendment to Standard Industrial/Commercial Single-Tenant Lease – Net dated August 13, 2010 (the “Second Amendment”), that certain Third Amendment to Standard Industrial/Commercial Single-Tenant Lease — Net dated March 24, 2011 (the “Third Amendment”), that certain Third Amendment to Standard Industrial/Commercial Single-Tenant Lease – Net dated March 24, 2011 (the “Fourth Amendment”), that certain Fifth Amendment to Standard Industrial/Commercial Single-Tenant Lease — Net dated March 24, 2011 (the “Fifth Amendment”), that certain Sixth Amendment to Standard Industrial/Commercial Single-Tenant Lease-Net dated December 1, 2011 (the “Sixth Amendment”), and that certain Seventh Amendment to Standard Industrial/Commercial Single-Tenant Lease-Net dated March 30, 2012 (the “Seventh Amendment”). The Original Lease, as modified by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, and the Seventh Amendment is sometimes referred to herein as the “Lease”.

C. Lessee has failed to comply with its obligations under the Lease, including its failure to pay Base Rent and Additional Rent, in a timely manner. In order to allow Lessee to remain in possession of the Premises, and in exchange for, among other things, the extension of the Term, Lessor and Lessee opted to enter into this Amendment. All capitalized terms used in this Amendment which are not defined herein shall have the meanings given to them in the Lease, unless the context otherwise requires.

Agreements

NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree as follows:

35. Forbearance of Lessor. Through its failure to pay Base Rent and Additional Rent, Lessee currently owes Lessor the amount of $1,149,810.78 as reflected on Exhibit A attached hereto and made a part hereof (the “Outstanding Amount”), which Outstanding Amount includes all Base Rent, Additional

Rent and interest and late charges thereon now due and payable. Lessee hereby expressly recognizes that the Outstanding Amount represents a default by Lessee under the Lease, pursuant to which Lessor is entitled to exercise various remedies, including, without limitation, termination of the Lease. Notwithstanding said default, Lessor hereby agrees to forbear from exercising remedies and terminating Lessee’s right to possession of the Premises, as set forth in this Amendment, and only if all obligations of Lessee are met as specifically detailed hereunder.

36. Extension of Term. The Term of the Lease shall be extended to December 31, 2029.

37. Adjustment of Base Rent. Lessor and Lessee hereby agree that §51(a) of the Lease, as amended, shall be replaced with the following Base Rent Schedule (the “Base Rent Schedule”):

February 1, 2012 – January 31, 2013	126,715 SF x $1.06 SF/NNN	$134,318.00
February 1, 2013 – January 31, 2014	126,715 SF x $1.16 SF/NNN	$146,989.40
February 1, 2014 – January 31, 2015	126,715 SF x $1.21 SF/NNN	$153,325.15
February 1, 2015 – January 31, 2016	126,715 SF x $1.27 SF/NNN	$160,928.05
February 1, 2016 – January 31, 2017	126,715 SF x $1.35 SF/NNN	$171,065.25
February 1, 2017 – January 31, 2018	126,715 SF x $1.38 SF/NNN	$174,866.70
February 1, 2018 – January 31, 2019	126,715 SF x $1.42 SF/NNN	$179,935.30
February 1, 2019 – January 31, 2020	126,715 SF x $1.46 SF/NNN	$185,003.90
February 1, 2020 – January 31, 2021	126,715 SF x $1.50 SF/NNN	$190,072.50
February 1, 2021 – January 31, 2022	126,715 SF x $1.55 SF/NNN	$196,408.25
February 1, 2022 – January 31, 2023	126,715 SF x $1.60 SF/NNN	$202,774.00
February 1, 2023 – January 31, 2024	126,715 SF x $1.65 SF/NNN	$209,079.75
February 1, 2024 – January 31, 2025	126,715 SF x $1.70 SF/NNN	$215.415.50
February 1, 2025 – January 31, 2026	126,715 SF x $1.75 SF/NNN	$221,751.25
February 1, 2026 – January 31, 2027	126,715 SF x $1.80 SF/NNN	$228,087.00
February 1, 2027 – January 31, 2028	126,715 SF x $1.85 SF/NNN	$234,422,75
February 1, 2028 – January 31, 2029	126,715 SF x $1.90 SF/NNN	$240,758.50
February 1, 2029 – December 31, 2029	126,715 SF x $1.95 SF/NNN	$247,094.25

38. Accrual of Interest on Outstanding Amount. From and after the date hereof, the Outstanding Amount shall accrue interest and fees each as set forth in the Lease, as amended hereby. Any interest or fees so accrued shall be added to and included in the Outstanding Amount for all purposes hereunder.

39. Progress Payment. Notwithstanding the Base Rent Schedule provided in Section 3 hereof, Lessor and Lessee agree that, during the forbearance period, Lease shall make an additional payment of $134,318.00 per month on a current basis to be applied against the Outstanding Amount (retroactive to June 1, 2012). In addition, it is expressly agreed that Lessee shall pay the then due and owing monthly Base Rent during the forbearance period in accordance with the Base Rent Schedule.

40. Satisfaction of Outstanding Amount. Lessee hereby agrees that it will pay to Lessor the Outstanding Amount, plus any other amounts then owing under the Lease by Lessee, less the Progress Payment received by Lessor, on the earlier of (a) November 1, 2012, or (b) the date upon which Lessee has successfully raised funds (either through debt or equity investment or otherwise) equal to or greater than Five Hundred Thousand Dollars ($500,000). Lessee shall give written notice to Lessor of any successful fund raise (whether or not in excess of $500,00) and if requested by Lessor, an authorized officer of Lessee shall certify upon demand as to whether Lessee has received a capital infusion whether though debt or otherwise.

41. Resolution of Lessor’s Defaults. As additional consideration for Lessor entering into this Amendment, Lessee and its affiliates hereby waive any prior default (if any) by Lessor under the Lease. Lessee hereby represents and warrants to Lessor that, to its knowledge, after giving effect to this Amendment, Lessor is not in default in the performance of any of its obligations under the Lease, that Lessee possesses no defense under the Lease to the fulfillment of Lessee’s obligations thereunder, and further that each and all construction obligations of Lessor under the Lease have been completed and accepted by Lessee.

42. Ratification of Lease. All other terms, covenants and conditions of the Lease and the First Amendment shall remain the same and continue in full force and effect, and shall be deemed unchanged, except as such terms, covenants and conditions of the Lease have been amended or modified by this Amendment and this Amendment shall, by this reference, constitute a part of the Lease.

43. Agreement Binding on Successors. It is agreed that this Amendment, including the rights, benefits, duties and obligations set forth herein, shall be binding upon all successors in interest and assigns of the parties hereto.

44. Miscellaneous. This Amendment set forth the fully integrated agreement of Lessor and Lessee with respect to its subject matter and its meaning shall not be varied by any oral statements. Facsimile, pdf and tif signatures to this Amendment shall be valid as if manually signed. This Amendment may be executed in counterparts, any one of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument. Time is of the essence with respect to the performance of the obligations by the parties hereto and all other terms set forth herein.

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IN WITNESS WHEREOF, Lessor and Lessee have respectively affixed their hands and seals to this Amendment as of the day and year first above written.

LESSOR:

PCCP DJ ORTHO, LLC, a Delaware limited liability company

By: PRES-OAKRIDGE BUSINESS PARK L.P., a California limited partnership its Co-Managing Member

By: PRES-VISTA LLC,
a California limited liability company its General Partner

By:
	Name:	John W. Fitzgibbon
	Title:	Co-Managing Member

LESSEE:

AUTOGENOMICS, INC., a Delaware corporation

By:	Thomas V. Hennessey, Jr.
Name:	Thomas V. Hennessey, Jr.
Title:	COO/CFO